                                                                   Exhibit 10.22

                       REDLINE PERFORMANCE PRODUCTS, INC.

                   SUBSCRIPTION AND NON-DISTRIBUTION AGREEMENT

         THIS SUBSCRIPTION AND NON-DISTRIBUTION AGREEMENT (the "Agreement") is made and entered into by the undersigned person (hereinafter referred to as "Investor") in connection with Investor's desire to acquire securities of REDLINE PERFORMANCE PRODUCTS, INC., a Minnesota corporation (the "Company"), and as a condition of the issuance by the Company of such securities as contemplated herein.

1.) Securities to be Acquired. Investor hereby subscribes for a 12% unsecured promissory note in the amount of Forty-nine Thousand Fourteen and 83/100 Dollars ($49,014.83) (the "Note"), which includes the amount of Investor's loans to the Company and the amount of the accrued, but unpaid interest on such loan amounts as of the date of the Note, and a warrant to purchase twelve thousand (12,000) shares of the common stock of the Company (the "Warrant") (the Note, the Warrant and such shares of common stock which may be issued to Investor upon exercise of the Warrant are hereinafter collectively referred to as the "Securities") in consideration for prior payments to the Company of an aggregate of Forty-five Thousand Dollars ($45,000) and for extending to a date certain the maturity date of such loan.

2.) Delivery of Note and Warrant. Upon acceptance of this Agreement by the Company, the Company will deliver the Note in the name of Jobsite Supply Co., Inc. and the Warrant in the name of Robert W. Wyatt, Jr., a shareholder of Jobsite Supply Co., Inc., to Investor via certified mail or overnight delivery to the address of Investor set forth on the Signature Page.

3.) Investment Intent. Investor represents and warrants to the Company as follows:

(a) Investor has been advised that (i) the issuance of the Securities to Investor has not been registered under the Securities Act of 1933 (the "Act") on the grounds, among others, that it will be exempt from registration under
Section 4(2) of the Act as a transaction not involving a public offering; (ii) reliance upon such exemption or exemptions is predicated in part on Investor's representation that Investor is acquiring such Securities for investment for Investor's own account with no present intention of dividing Investor's participation with others or reselling or otherwise distributing the same, and Investor alone shall have the full legal and equitable right, title and interest in the Securities; and (iii) Investor's representations, including the foregoing, are essential to the reliance of the Company upon exemptions from registration or qualification of this transaction or the Securities under applicable state securities laws.

(b) Investor understands that the effect and intent of Investor's representations in subparagraph (a) above to be that Investor does not presently contemplate the disposal of all or any part of the Securities, and that at such time as Investor determines to dispose of all or any part of the Securities, Investor understands that Investor must first notify the Company, and that the Company may require an opinion of its attorney, of Investor's attorney, or both, that such disposition will not negate Investor's intent as expressed herein, and that, in view of the exemption claimed, such disposition will be permissible.

(c) Investor understands that the subsequent transfer of the Securities will be restricted, and that the effect of the restrictions on the transfer of the Securities include the facts, among others, that (i) Investor will not have liquidity with respect to the Securities for an indefinite period of time, and
(ii) Investor will be unable to sell, encumber or otherwise transfer the Securities unless there is an effective registration statement covering such disposition under the Act, and effective registrations and qualifications under applicable state law, or exemptions from such registrations or qualifications under the Act and state law are available.

(d) Investor recognizes that an investment in the Securities involves a high degree of risk and that the purchase of the Securities is a long-term investment. Investor is able to bear the economic risk of the investment in the Securities, including the total loss of such investment. Investor believes, in light of the information provided to Investor by the Company, that Investor's investment in the Securities in accordance with the terms and conditions of this Agreement is an appropriate and suitable investment for Investor. Investor's current financial condition is (and Investor expects its financial condition in the near future to be) such that Investor does not have any present or contemplated need to dispose of any portion of the Securities to satisfy any existing or contemplated undertaking, need or indebtedness.

(e) Investor understands that exemptions from the registration and qualification requirements, as referred to in subparagraph (c) above, may not be available to Investor, and the Company will have no obligation to assist Investor in registering or qualifying a disposition of the Securities or in obtaining or establishing an exemption from such registration or qualification requirements.

(f) Investor understands that any certificate representing the Securities will bear legends stating in effect that the issuance or sale of the Securities has not been registered under the Act or any applicable state securities laws and Investor may not sell the Securities or other securities within twelve (12) months following an initial public offering by the Company, and such legends may refer to the restrictions on transfers and sales contained in this Agreement. In addition, any certificates representing the Securities issued to an Investor who is a resident of, or which has its chief executive offices located in, a particular state may bear a legend containing language required by the laws of such state. Investor further understands that a stop-transfer restriction may be placed in the books and records of the Company with respect to the Securities.

(g) Investor's purchase of the Securities is not the result of any general solicitation or general advertising, including, but not limited to: (i) any advertisement, article, notice or other communication published in any newspaper, magazine or similar media or broadcast over

                                       2.

television or radio; and (ii) any seminar or meeting whose attendees have been invited by any general solicitation or general advertising.

4.) Location of Investor's Chief Executive Offices. Investor represents and warrants to the Company that Investor's chief executive offices are located in the State of California.

5.) Accredited Investor Status.

(a) Investor understands that the Company will only convert amounts owed to Investor into the Securities if Investor is an "accredited investor," as such term is defined by Rule 501(a) of Regulation D promulgated under the Securities Act of 1933, as amended, and that Investor is an "accredited investor" only if:

                  (1)      Investor is a (initial one):

                           ___ General Partnership
                           ___ Limited Liability Partnership
                           ___ Limited Partnership
                           ___ Limited Liability Company

                            X  Corporation
                           ___ Business Trust

                           ___ Other Entity (please specify):___________________

                  (2) Investor is an entity, and is an "accredited investor" based on the following (initial one or more, as applicable):

                           i. Investor has total assets in excess of $5,000,000, was not formed for the specific purpose of acquiring the Securities and is one or more of the following (initial one or more, as appropriate):

                                    ___     An organization described in Section
                                            501(c)(3) of the Internal Revenue
                                            Code.
                                     X      A corporation.
                                    ___     A Massachusetts or similar business
                                            trust.
                                    ___     A partnership.
                                    ___     A limited liability company.

                           ii. Investor is an entity, all of whose equity owners are accredited investors.

                  (3) RW REPRESENTATIVE OF AN ENTITY SUBSCRIBER MUST INITIAL HERE If Investor is an entity, the individual(s) signing on behalf of Investor and Investor, jointly and severally, agree and certify that this Agreement has been duly authorized by all necessary action on the part of Investor, has been duly executed by an authorized representative of Investor, and is a legal, valid, and binding obligation of Investor enforceable in accordance with its terms.

                                       3.

                  (4) Based on the foregoing information, Investor represents and warrants to the Company that Investor is an accredited investor.

6.) Knowledge and Experience. Investor represents and warrants to the Company as follows:

(a) Investor (i) believes Investor has such knowledge and experience in financial and business matters that Investor is capable of evaluating the merits and risks of the prospective investment in the Securities or (ii) if Investor does not so believe, or if Investor has been instructed by the Company to designate a purchaser representative to supplement Investor's knowledge and experience for the purpose of evaluating the merits and risks of the prospective investment in the Securities, Investor has provided the Company with the identity of such purchaser representative and such information concerning the knowledge and experience in financial and business matters of such purchaser representative, either directly or by making such purchaser representative available for interview, necessary to enable a determination by the Company that such purchaser representative, together with the undersigned, have such knowledge and experience in financial and business matters that they are capable of evaluating the merits and risks of the prospective investment in the Securities.

(b) In addition to designating a purchaser representative to the extent required by the Company, if any, Investor has obtained, to the extent Investor deems necessary, personal and professional advice with respect to the risks inherent in the investment in the Securities in light of Investor's financial condition and investment needs.

(c) Investor and/or Investor's purchaser representative, if any, have been given access to full and complete information regarding the Company and have utilized such access to their satisfaction for the purpose of obtaining information; and particularly, Investor or Investor's purchaser representative, if any, have either attended or been given reasonable opportunity to attend a meeting with representatives of the Company for the purpose of asking questions of, and receiving answers from, such representatives concerning the Company and the Securities and to obtain any additional information, to the extent reasonably available.

7.) Lack of Availability of Rule 144 Under the Act. Investor understands and acknowledges that the Company has no obligation to undertake or complete a public offering of its Securities, that even if a public offering is undertaken and successfully completed, the Securities subscribed for hereby will remain subject to the restrictions on transferability described in this Agreement, and that if a public offering is not undertaken and completed, Investor may never be able to sell Investor's Securities pursuant to Rule 144 promulgated under the Act.

         Investor further understands and acknowledges that the Company currently does not file periodic reports with the Securities and Exchange Commission pursuant to the requirements of Sections 13 or 15(d) of the Securities Exchange Act of 1934, as amended, and may not be obligated to file such reports at any time in the future. Investor also understands that the Company has not agreed to supply such other information as would be required to enable routine sales of the Common Stock to be made under the provisions of certain rules respecting "restricted securities", including Rule 144 promulgated under the Act by the Securities and

                                       4.

Exchange Commission. Thus, Investor has been informed that the Company is not obligated to make publicly available or to provide Investor with the information required by Rule 144.

8.) Lock-Up Provision. Investor agrees that if the Company conducts an initial public offering and the managing underwriter of such offering requires, Investor will not, during the twelve (12) months following effectiveness of the initial public offering: (a) sell or transfer any of the Securities or (b) sell, transfer or grant options, rights or warrants to purchase any of the Securities. The foregoing restriction does not prohibit gifts or transfers by will or the laws of descent to heirs or beneficiaries provided that such donees, heirs and beneficiaries shall be bound by the restrictions set forth herein.

9.) Correctness of Information-Changes. All of the foregoing information which Investor has provided concerning Investor, Investor's financial position and Investor's knowledge of financial and business matters, is correct and complete as of the date set forth at the end hereof, and if there should be any change in such information prior to Investor's subscription being accepted, Investor will immediately provide the Company or its agent with such information.

10.) Indemnification. Investor agrees to indemnify the Company against and to hold the Company harmless from any damage, loss, liability, claim or expense including, without limitation, reasonable attorneys' fees resulting from, or arising out of, the inaccuracy or alleged inaccuracy of any of the representations, warranties or statements of Investor contained in this Agreement, including, without limitation, any violation or alleged violation of the registration requirements of the Act or applicable state law in connection with any subsequent sale of the Securities by Investor.

11.) Governing Law. This Agreement shall be governed by, and construed and enforced in accordance with, the internal laws of the State of Minnesota.

12.) Additional Information. Investor shall supply such additional information and documentation relating to Investor and any persons who have any rights or interest in Investor as may be requested by the Company in order to ensure compliance by the Company with applicable laws.

13.) Successors and Assigns. The representations and warranties made by Investor in this Agreement are binding on Investor's successors and assigns and are made for the benefit of the Company and any other person who may become liable for violations of applicable securities laws as a result of the inaccuracy or falsity of any of Investor's representations or warranties.

14.) Counterparts. This Agreement may be executed by the Company and by Investor in separate and several counterparts, each of which shall be deemed an original, and all of which together shall constitute one and the same instrument.

15.) Acceptance. This Agreement is not binding on the Company until accepted in writing by an authorized officer of the Company.

                  [REMAINDER OF PAGE LEFT BLANK INTENTIONALLY ]

                                       5.

                                 SIGNATURE PAGE

Dated:  December 10, 2002

Jobsite Supply Co., Inc.
----------------------------------------
Investor Name

/s/ Robert W. Wyatt, Jr.
Signature of Authorized Representative (if entity)

Robert W. Wyatt, Jr. - Pres.
Name (Typed or Printed) and Title (if entity)

3520 Kurtz Street, Ste. B
Street Address

San Diego, CA  92110
City, State and Zip Code

619-295-6100
Telephone Number

619-295-6300
Facsimile Number

----------------------------------------
Tax Identification Number (if entity)
or Social Security Number (if individual)

      This Subscription is accepted as of this 10th day of December, 2002.

                                             REDLINE PERFORMANCE PRODUCTS, INC.

                                               By:  /s/ Chris Rodewald
                                               Its:   Vice President

                                       6.

$49,014.83                                             Dated:  December 10, 2002

                                 PROMISSORY NOTE

         FOR VALUE RECEIVED, REDLINE PERFORMANCE PRODUCTS, INC., (the "Maker"), hereby promises to pay to the order of JOBSITE SUPPLY CO., INC., a California corporation, and its successors and assigns (the "Payee"), at 3520 Kurtz Street, Suite B, San Diego, California 92110, or at such other place as may be hereafter designated from time to time by the holder hereof, the principal sum of Forty-nine Thousand Fourteen and 83/100 Dollars ($49,014.83) (the "Principal Balance"), which amount includes the Payee's loans to the Maker in the aggregate amount of Forty-five Thousand Dollars ($45,000) and the interest accrued on such loaned amounts as of the date hereof in the aggregate amount of Four Thousand Fourteen and 83/100 Dollars ($4,014.83), together with interest accruing thereon at the rate of twelve percent (12%) per annum, commencing on the date hereof until this Note is paid in full. Interest shall be calculated on the basis of the actual number of days elapsed in a 365-day year, and compounded monthly.

         Except as provided below, the entire Principal Balance of this Note, together with any and all accrued, but unpaid interest thereon, shall become immediately due and payable at the close of business on the earlier of: (a) the date on which the Maker closes on an initial public offering of its equity securities, and (b) June 30, 2003 (each a "Maturity Date").

         The Maker shall have the right at any time, or from time to time, to prepay the Note, in whole or in part, without penalty or premium; provided, however, that such prepayments shall be made in multiples of One Hundred and NO/100 Dollars ($100.00). Any such prepayments which do not completely retire the then outstanding Principal Balance shall be applied first to the interest accrued on the Principal Balance and then to retirement of the Principal Balance. Partial prepayments of amounts due under this Note shall not affect in any way the Maker's obligation to pay the entire Principal Balance, together with any and all accrued interest thereon, on the applicable Maturity Date set forth herein.

         The occurrence of any one or more of the following events shall constitute an "Event of Default" hereunder:

         1.) The failure of the Maker to make any payment of principal and interest due hereunder within five (5) days of the date on which such payment is due;

         2.) The insolvency of, appointment of receiver of all or any part of the property of, assignment for the benefit of creditors by, or commencement of any proceeding under any bankruptcy or insolvency laws by or against, the Maker, provided that any such proceeding involuntarily commenced by a third party shall not have been dismissed within sixty (60) days after it is commenced;

         3.) The cessation or failure of the business of the Maker; or

         4.) The sale of all or substantially all of the assets or business of the Maker.

         Immediately upon the occurrence of any Event of Default under this Note, provided such Event of Default has not been waived in writing by the Payee, the Payee may, at the Payee's sole option, upon written notice to the Maker, declare this Note to be immediately due and payable, without presentment, demand, protest or other notices of any kind.

         The Maker does hereby waive presentment, demand, protest, or further notice of any kind and agrees to pay all costs of collection, including reasonable attorneys' fees, whether or not incurred in connection with any legal proceedings.

         No amendment hereunder shall be effective unless made in writing and signed by the Maker and the Payee. No waiver hereunder shall be effective unless made in writing and signed by the party to be charged thereby. Neither the delay or failure on the part of the Payee in exercising any right or remedy, nor any single or partial exercise of any right or remedy, shall operate as a waiver thereof. The acceptance by the Payee of any payment hereunder which is less than payment in full of all amounts due and payable at the time of such payment shall not constitute a waiver of the right to exercise any of the options hereunder at that time or at any subsequent time.

         The terms and provisions of this Note shall inure to the benefit of, and be binding upon, the respective successors and assigns of the Maker and the Payee.

         This Note shall be governed by, and construed and enforced in accordance with, the laws of the State of Minnesota without giving effect to such state's rules and principles regarding conflicts of law. The Maker and the Payee agree that the federal and state courts located in Hennepin County, Minnesota shall have exclusive jurisdiction over, and be the exclusive venue for any proceedings regarding, any matter or dispute arising from or related to this Note.

         In the event of the loss, theft, or total destruction of this Note, the Maker will make and deliver to the Payee a new promissory note of like tenor and date as this Note, provided the Payee provides the Maker indemnity or security reasonably satisfactory to it and reimburses the Maker for all reasonable expenses incidental or related to the issuance and delivery of a new promissory note. In the event of the mutilation of this Note, the Maker will make and deliver to the Payee a new promissory note of like tenor and date as this Note, provided the Payee provides the Maker evidence reasonably satisfactory to it of the mutilation of this Note, surrenders the mutilated Note to the Maker for cancellation and reimburses the Maker for all reasonable expenses incidental or related to the issuance and delivery of a new promissory note. Any newly issued and delivered promissory note shall supercede and nullify the original lost, stolen, destroyed or mutilated Note.

         This Note has been issued pursuant to, and is subject to the terms and provisions of, that certain Subscription and Non-Distribution Agreement of even date herewith between the Maker and the Payee, the terms and provisions of which are incorporated herein by reference with the same force and effect as if fully set forth herein and a copy of which is attached hereto as Exhibit A. To the extent the terms of the Note and the Subscription and Non-Distribution Agreement are inconsistent, the terms of this Note shall control.

         All notices and other communications shall be delivered by certified mail, return receipt requested, or by overnight delivery service. Delivery shall be deemed to have occurred on the date three (3) days after depositing the notice in the U.S. mail or one (1) day after delivery of such notice to a reputable overnight delivery service.

         IN WITNESS WHEREOF, the Maker has caused this Note to be executed by its authorized representative, who certifies that he has all necessary authority on behalf of the Maker to execute this Note and bind the Maker to the terms hereof.

                                             MAKER:
                                             REDLINE PERFORMANCE PRODUCTS, INC.



                                             By:  /s/ Chris Rodewald

                                                 Its:  Vice President

THESE SECURITIES HAVE NOT BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE AND ANY SALE, TRANSFER, PLEDGE OR OTHER DISPOSITION THEREOF MAY BE MADE ONLY (I) IN A REGISTRATION OR QUALIFICATION OR (II) IF AN EXEMPTION FROM REGISTRATION OR QUALIFICATION IS AVAILABLE AND THE COMPANY HAS RECEIVED AN OPINION OF COUNSEL TO THAT EFFECT REASONABLY SATISFACTORY TO THE COMPANY.

SALE OR OTHER TRANSFER OF THE SHARES OF COMMON STOCK ISSUABLE UPON EXERCISE OF THIS SECURITY IS FURTHER RESTRICTED FOR UP TO TWELVE (12) MONTHS FOLLOWING AN INITIAL PUBLIC OFFERING OF SECURITIES OF THE COMPANY.

Void After 5:00 p.m. VISTA, CALIFORNIA time on December 10, 2007.

                       REDLINE PERFORMANCE PRODUCTS, INC.

                          COMMON STOCK PURCHASE WARRANT

Warrant No. CL-2                                                  Shares: 12,000

         THIS CERTIFIES that, subject to the terms and conditions herein set forth, ROBERT W. WYATT, JR., or his registered assigns (the "Holder") is entitled to purchase from REDLINE PERFORMANCE PRODUCTS, INC., a Minnesota corporation (the "Company"), at any time or from time to time prior to the time and date set forth above, twelve thousand (12,000) fully paid and non-assessable shares of common stock of the Company (such class of stock being referred to as the "Common Stock" and such shares of Common Stock which may be acquired upon exercise of this Warrant being referred to as the "Shares").

         This Warrant is subject to the following terms and conditions:

1.) Purchase Price. Subject to adjustment as hereinafter provided, the purchase price of one (1) Share shall be Three and 75/100 Dollars ($3.75). The purchase price of one (1) Share is referred to herein as the "Warrant Price."

2.) Adjustment of Warrant Price and Number of Shares. The number and kind of securities issuable upon the exercise of this Warrant shall be subject to adjustment from time to time upon the happening of certain events as follows:

         (a) Adjustment for Stock Dividends, Splits and Consolidations. In case the Company shall at any time subdivide the outstanding Common Stock into a greater number of shares or declare a dividend payable in Common Stock, the Warrant Price in effect immediately prior to such subdivision shall be proportionately reduced, and conversely, in case the outstanding Common Stock shall be combined into a smaller number of shares, the Warrant Price in effect immediately prior to such combination shall be proportionately increased.

         (b) Adjustment for Reorganizations or Consolidations. If any capital reorganization or reclassification of the capital stock of the Company, or consolidation or merger of the Company with another corporation, or the sale of all or substantially all of its assets to another corporation shall be effected in such a way that holders of Common Stock shall be entitled to receive stock, securities or assets ("Substituted Property") with respect to, or in exchange for, such Common Stock, then, as a condition of such reorganization, reclassification, consolidation, merger or sale, the Holder shall have the right to purchase and receive upon the basis and upon the terms and conditions specified in this Warrant and in lieu of the Common Stock of the Company immediately theretofore purchasable and receivable upon the exercise of the rights represented hereby, such Substituted Property as would have been issued or delivered to the Holder if the Holder had exercised this Warrant and had received upon exercise of this Warrant the Shares prior to such reorganization, reclassification, consolidation, merger or sale, less the amount of the aggregate Warrant Price.

3.) No Fractional Shares. No fractional Shares of Common Stock will be issued in connection with any exercise of this Warrant. In lieu of any fractional Shares which would otherwise be issuable, the Company shall pay cash equal to the product of such fraction multiplied by the fair market value of one (1) share of Common Stock on the date of exercise as determined in good faith by the Company.

4.) No Stockholder Rights. This Warrant shall not entitle its Holder to any of the rights of a stockholder of the Company prior to exercise of this Warrant.

5.) Covenants of the Company. The Company covenants that during the period this Warrant is exercisable, the Company will reserve from its authorized and unissued Common Stock a sufficient number of shares of Common Stock to provide for the issuance of Shares upon the exercise of this Warrant. The Company further covenants that all Shares that may be issued upon the exercise of this Warrant will, upon payment and issuance, be duly authorized and issued, fully paid and nonassessable shares of Common Stock.

6.) Exercise of Warrant. This Warrant may be exercised by the registered Holder, in whole or in part, by the surrender of this Warrant at the principal office of the Company, together with the form of exercise hereof duly executed, accompanied by payment in full of the amount of the aggregate Warrant Price in cash, cashier's check or bank draft. Upon partial exercise hereof, a new warrant or warrants containing the same date and provisions as this Warrant shall be issued by the Company to the registered Holder for the number of Shares of Common Stock with respect to which this Warrant shall not have been exercised. Upon each exercise of this Warrant the Holder shall exercise this Warrant and purchase the lesser of five hundred (500) Shares and the balance of Shares available for issuance under the Warrant. A Warrant shall be deemed to have been exercised immediately prior to the close of business on the date the Company is in receipt

                                       2.

         of this Warrant, written notice of exercise, and payment for the number of Shares being acquired upon exercise of this Warrant. The person entitled to receive the Shares issuable upon such exercise shall be treated for all purposes as the Holder of such Shares of record as of the close of business on such date. As promptly as practicable on or after such date, the Company shall issue and deliver to the person or persons entitled to receive the same a certificate or certificates for the number of full Shares of Common Stock issuable upon such exercise, together with cash in lieu of any fraction of a Share, as provided above.

7.) Compliance with Securities Laws and Other Transfer Restrictions. The Holder of this Warrant, by acceptance hereof, agrees, represents and warrants that this Warrant and the Shares which may be issued upon exercise hereof are being acquired for investment, that the Holder has no present intention to resell or otherwise dispose of all or any part of this Warrant or any Shares, and that the Holder will not offer, sell or otherwise dispose of all or any part of this Warrant or any Shares except under circumstances which will not result in a violation of the Securities Act of 1933, as amended (the "Act"), or applicable state securities laws. The Company may condition any transfer, sale, pledge, assignment or other disposition on the receipt from the party to whom this Warrant is to be so transferred or to whom Shares are to be issued or so transferred, on any representations and agreements requested by the Company in order to permit such issuance or transfer to be made pursuant to exemptions from registration under federal and applicable state securities laws. Upon exercise of this Warrant, the Holder hereof shall, if requested by the Company, confirm in writing the Holder's investment purpose and acceptance of the restrictions on transfer of the Shares.

8.) Restriction on Transfer After a Public Offering. The Holder understands that the Company at a future date may file a registration or offering statement (the "Registration Statement") with the Securities and Exchange Commission to facilitate a public offering of its securities. The Holder agrees, for the benefit of the Company, that should such an initial public offering be made and should the managing underwriter of such offering require, the undersigned will not, without the prior written consent of the Company and such underwriter, during the Lockup Period (as defined herein): (a) sell, transfer or otherwise dispose of, or agree to sell, transfer or otherwise dispose of any of the Shares beneficially owned by the undersigned during the Lockup Period; (b) sell, transfer or otherwise dispose of, or agree to sell, transfer or otherwise dispose of any options, rights or warrants to purchase any Shares beneficially owned by the undersigned during the Lockup Period; or (c) sell or grant, or agree to sell or grant, options, rights or warrants with respect to any of the Shares. The foregoing does not prohibit gifts to donees or transfers by will or the laws of descent to heirs or beneficiaries provided that such donees, heirs and beneficiaries shall be bound by the restrictions set forth herein. The term "Lockup Period" shall mean the lesser of (x) twelve (12) months and (y) the period during which Company officers and directors are restricted by the managing underwriter from effecting any sales or transfers of the Company's Common Stock. The Lockup Period shall commence on the effective date of the Registration Statement.

                                       3.

9.) Stop Transfer Order and Restrictive Legend. The Holder agrees that the Company may place a stop transfer order with its registrar and transfer agent (if any) covering all Shares. The Holder agrees that the Company may place one or more restrictive legends on any certificates evidencing the Shares containing substantially the following language:

                  The securities represented by this certificate have not been registered under the Securities Act of 1933, as amended, have not been registered under any state securities law, and are subject to a subscription and investment representation agreement. They may not be sold, offered for sale, or transferred in the absence of either an effective registration under the Securities Act of 1933, as amended, and under the applicable state securities laws, or an opinion of counsel for the Company that such transaction is exempt from registration under the Securities Act of 1933, as amended, and under the applicable state securities laws.

                  Sale or other transfer of these securities is further restricted for up to twelve (12) months following an initial public offering of securities of the Company .

10.) Subdivision of Warrant. At the request of the Holder of this Warrant in connection with a transfer or exercise of a portion of the Warrant, upon surrender of such Warrant for such purpose to the Company, the Company at its expense (except for any transfer tax payable) will issue and exchange therefor warrants of like tenor and date representing in the aggregate the right to purchase such number of Shares of such Common Stock as shall be designated by such Holder at the time of such surrender; provided, however, that the Company's obligations to subdivide securities under this Paragraph shall be subject to, and conditioned upon, the compliance of any such subdivision with applicable state securities laws and with the Act.

11.) Postponement of Exercise. Notwithstanding anything herein to the contrary, the Company shall have the right to delay any exercise for a period of up to one hundred eighty (180) days for the purpose of: (a) ensuring the availability of an exemption under applicable securities laws for the issuance of the Shares to the Holder in light of the transactions by the Company in its securities; and/or (b) facilitating a distribution of the Company's securities. In either case, if the Company elects to delay any such exercise, the Company shall inform the Holder, in writing, of such delay and the terms of such delay. Any such delay shall not lead to any change in the Warrant Price or the terms of this Warrant and shall not extend the term of any Warrant unless such delay would extend past the expiration date of such Warrant. In such case, the expiration date shall be extended to thirty (30) days after the end of such delay.

12.) Loss, Theft, Destruction or Mutilation of Warrant. Upon receipt by the Company of evidence reasonably satisfactory to it of the loss, theft, destruction or mutilation of this Warrant, and in case of loss, theft or destruction, of indemnity or security reasonably satisfactory to it, and upon reimbursement to the Company of all reasonable expenses incidental thereto, and upon surrender and cancellation of this Warrant, if mutilated, the Company will make and deliver a new Warrant of like tenor and dates as of the date of such cancellation, in lieu of this Warrant.

                                       4.

13.) No Limitation on Corporate Action. No provisions of the Warrant and no right or option granted or conferred hereunder shall in any way limit, affect, or abridge the exercise by the Company of any of its corporate rights or powers to recapitalize, amend its Articles of Incorporation, reorganize or merge with or into another corporation, or to transfer all or any part of its property or assets, or the exercise of any of the Company's other rights and powers.

14.) Miscellaneous. This Warrant shall be governed by, and construed and enforced in accordance with, the laws of the State of Minnesota without reference to such state's conflict of laws provisions. The headings in this Warrant are for purposes of convenience and reference only, and shall not be deemed to constitute a part hereof. Neither this Warrant nor any term hereof may be changed, waived, discharged or terminated, except pursuant to a written instrument signed by the Company and the registered Holder hereof. All notices and other communications from the Company to the Holder of this Warrant shall be by certified mail, return receipt requested, or by overnight delivery service to the address furnished to the Company in writing by the last Holder of this Warrant who shall have furnished an address to the Company in writing.


ISSUED this 10th day of December, 2002.

REDLINE PERFORMANCE PRODUCTS, INC.

By:  /s/ Chris Rodewald

Its:  Vice President

                                       5.

                               FORM OF ASSIGNMENT

                       REDLINE PERFORMANCE PRODUCTS, INC.

         FOR VALUE RECEIVED, the undersigned registered Holder of this Warrant hereby sells, assigns and transfers unto the Assignee named below all of the rights of the undersigned under the within Warrant, with respect to the number of Shares of Common Stock set forth below.

NAME OF ASSIGNEE              ADDRESS                                          NUMBER OF SHARES
----------------              -------                                          ----------------







and does hereby irrevocably constitute and appoint _____________________________ Attorney to make such transfer on the books of REDLINE PERFORMANCE PRODUCTS, INC. maintained for the purpose, with full power of substitution in the premises.

Dated: _____________ ___, 20__

___________________________________
Signature

___________________________________
Print Name

                                  EXERCISE FORM

                       REDLINE PERFORMANCE PRODUCTS, INC.

                 (To be executed only upon exercise of Warrant)

         The undersigned registered Holder of this Warrant ("Investor") irrevocably exercises this Warrant for and purchases_________________________ (_____________) of the number of Shares of Common Stock (the "Shares") of REDLINE PERFORMANCE PRODUCTS, INC. purchasable with this Warrant, and herewith makes payment therefor, all at the price and on the terms and conditions specified in this Warrant.

As a condition to the exercise of this Warrant, Investor represents and warrants to Company as follows:

1.) Investment Intent.

(a) Investor has been advised that (i) the sale and issuance of the Shares to Investor has not been registered under the Securities Act of 1933, as amended (the "Act"), on the grounds, among others, that it will be exempt from registration under Section 4(2) of the Act as a transaction not involving a public offering; (ii) reliance upon such exemption or exemptions is predicated in part on Investor's representation that Investor is acquiring such Shares for investment for Investor's own account with no present intention of dividing Investor's participation with others or reselling or otherwise distributing the same, and Investor alone shall have the full legal and equitable right, title and interest in the Shares; and (iii) Investor's representations, including the foregoing, are essential to the reliance of the Company upon exemptions from registration or qualification of this transaction or the Shares under applicable state securities laws.

(b) Investor understands that the effect and intent of Investor's representations in subparagraph (a) above to be that Investor does not presently contemplate the disposal of all or any part of the Shares, and that at such time as Investor determines to dispose of all or any part of the Shares, Investor understands that Investor must first notify the Company, and that the Company may require an opinion of its attorney, of Investor's attorney, or both, that such disposition will not negate Investor's intent as expressed herein, and that, in view of the exemption claimed, such disposition will be permissible.

(c) Investor understands that the subsequent transfer of the Shares will be restricted, and that the effect of the restrictions on the transfer of the Shares include the facts, among others, that (i) Investor will not have liquidity with respect to the Shares for an indefinite period of time, and (ii) Investor will be unable to sell, encumber or otherwise transfer the Shares unless there is an effective registration statement covering such disposition under the Act, and effective registrations and qualifications under applicable state law, or exemptions from such registrations or qualifications under the Act and applicable state law are available.

(d) Investor recognizes that an investment in the Shares involves a high degree of risk and that the purchase of the Shares is a long-term investment. Investor has a financial net worth or anticipated income such that a sale of such Shares need not be made in the foreseeable future to satisfy any financial obligation of which Investor is or contemplates Investor will become subject.

(e) Investor understands that exemptions from the registration and qualification requirements, as referred to in subparagraph (c) above, may not be available to Investor, and the Company will have no obligation to assist Investor in registering or qualifying a disposition of the Shares or in obtaining or establishing an exemption from such registration or qualification requirements.

(f) Investor understands that any certificate representing the Shares will bear legends stating in effect that the issuance or sale of the Shares has not been registered under the Act or any applicable state securities laws and Investor may not sell the Shares or other securities within twelve (12) months following an initial public offering by the Company, and such legends may refer to the restrictions on transfers and sales contained in this Agreement. In addition, any certificates representing the Shares issued to an Investor who is a resident of a particular state may bear a legend containing language required by the laws of such State. Investor further understands that a stop-transfer restriction may be placed in the books and records of the Company with respect to the Shares.

(g) Investor's purchase of the Shares is not the result of any general solicitation or general advertising, including, but not limited to: (i) any advertisement, article, notice or other communication published in any newspaper, magazine or similar media or broadcast over television or radio; and
(ii) any seminar or meeting whose attendees have been invited by any general solicitation or general advertising.

2.) State of Residence. Investor represents and warrants to the Company that Investor is a bona fide resident of, and is domiciled in, the State of
_____________________.

3.) Accredited Investor Status.

(a) Investor understands that Investor is an "accredited investor" only if:

         (1) Investor's individual income from all sources for each of the two most recent calendar years was in excess of $200,000 and Investor reasonably expects Investor's individual income from all sources anticipated for the current calendar year to be in excess of $200,000; or

         (2) Investor's joint income with Investor's spouse from all sources for each of the two most recent calendar years was in excess of $300,000 and Investor reasonably expects Investor's joint income with Investor's spouse from all sources anticipated for the current calendar year to be in excess of $300,000; or

         (3) Investor's individual net worth, or Investor's joint net worth with Investor's spouse, at fair market value (including home, furnishings and personal automobiles) is greater than $1,000,000; or

         (4) Investor otherwise meets the definition of an "accredited investor."

(b) Based on the foregoing information, Investor represents and warrants to the Company that Investor:

         (1)      IS an accredited investor (check here): [ ]

         (2)      IS NOT an accredited investor (check here): [ ]

4.) Knowledge and Experience. Investor represents and warrants to the Company as follows:

(a) Investor (i) believes Investor has such knowledge and experience in financial and business matters that Investor is capable of evaluating the merits and risks of the prospective investment in the Shares or (ii) if Investor does not so believe, or if Investor has been instructed by the Company to designate a purchaser representative to supplement Investor's knowledge and experience for the purpose of evaluating the merits and risks of the prospective investment in the Shares, Investor has provided the Company with the identity of such purchaser representative and such information concerning the knowledge and experience in financial and business matters of such purchaser representative, either directly or by making such purchaser representative available for interview, necessary to enable a determination by the Company that such purchaser representative, together with the undersigned, have such knowledge and experience in financial and business matters that they are capable of evaluating the merits and risks of the prospective investment in the Shares.

(b) In addition to designating a purchaser representative to the extent required by the Company, if any, Investor has obtained, to the extent Investor deems necessary, personal and professional advice with respect to the risks inherent in the investment in the Shares in light of Investor's financial condition and investment needs.

(c) Investor and/or Investor's purchaser representative, if any, have been given access to full and complete information regarding the Company and have utilized such access to their satisfaction for the purpose of obtaining information; and particularly, Investor or Investor's purchaser representative, if any, have either attended or been given reasonable opportunity to attend a meeting with representatives of the Company for the purpose of asking questions of, and receiving answers from, such representatives concerning the Company and the Shares and to obtain any additional information, to the extent reasonably available.

                         SIGNATURE PAGE TO EXERCISE FORM

Dated: __________________ ___, 20__

___________________________________
Signature of Registered Holder

___________________________________
Street Address

___________________________________
City, State, Zip Code

___________________________________
IRS Identification Number